Exhibit 99.1

Press Release

Delmar Bancorp Announces Completion of $17.8 Million Subordinated Notes Offering

Salisbury, MD - June 25, 2020 – Delmar Bancorp (the “Company”) (NASDAQ: DBCP), a multi-bank holding company, today announced that it has completed a private placement of $17.8 million in fixed-to-floating rate subordinated notes due 2030 (the “Notes”). The Notes have been structured to qualify as Tier 2 capital under bank regulatory guidelines, and the proceeds from the sale of the Notes will be utilized for general corporate purposes, including investments in either of the Company’s two wholly-owned subsidiary banks as regulatory capital, the potential repayment or redemption of the Company’s existing subordinated debt, providing capital to support organic growth or growth through strategic acquisitions, and capital expenditures. In connection with this subordinated notes offering, the Company was advised by Piper Sandler & Co. as financial advisor, and Troutman Sanders LLP as legal counsel.

The Notes will initially bear interest at 6.000% per annum, beginning June 25, 2020 through June 30, 2025, payable semi-annually in arrears. From July 1, 2025 through June 30, 2030, or up to an early redemption date, the interest rate shall reset quarterly to an interest rate per annum equal to the then current three-month SOFR plus 590 basis points, payable quarterly in arrears. Beginning on July 1, 2025 through maturity, the Notes may be redeemed, at the Company’s option, on any scheduled interest payment date. The Notes will mature on July 1, 2030.

The Notes have not been registered under the Securities Act of 1933, as amended, or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This press release does not constitute an offer to sell, or the solicitation of an offer to buy, any security.

In a joint statement, Lloyd B. Harrison, III, the Chief Executive Officer of the Company and John W. Breda, the President and Chief Operating Officer of the Company said, “2020 has been a very exciting year so far for our Company. In addition to our announcement today regarding the completion of our subordinated notes offering, earlier last month we announced our listing on the Nasdaq Capital Market. We believe the offering of these subordinated notes will give us additional strategic flexibility as we seek to expand the ‘family of community banks’ model within the mid-Atlantic region. Company-wide, we are committed to the continued evaluation and implementation of strategies such as these that will allow us to achieve scale in the community bank space, increase profitability going forward, and enhance liquidity for our shareholders which we believe will be the keys to our long-term success and increasing shareholder value.”

About Delmar Bancorp

Delmar Bancorp is the holding company for The Bank of Delmarva and Virginia Partners Bank. The Bank of Delmarva commenced operations in 1896. The Bank of Delmarva’s main office is in Seaford, Delaware and it conducts full service commercial banking through eleven branch locations in Maryland and Delaware, and three branches, operating under the name Liberty Bell Bank, in the South Jersey/Philadelphia metro market. The Bank of Delmarva focuses on serving its local communities, knowing its customers, and providing superior customer service. Virginia Partners Bank, headquartered in Fredericksburg, Virginia, was founded in 2008 and has three branches in Fredericksburg, Virginia. In Maryland, Virginia Partners Bank trades under the name Maryland Partners Bank (a division of Virginia Partners Bank), and operates a full service branch and commercial banking office in La Plata, Maryland and a Loan Production Office in Annapolis, Maryland. Virginia Partners Bank also owns a controlling stake in Johnson Mortgage Company, LLC, which is a residential mortgage company headquartered in Newport News, Virginia, with branch offices in Fredericksburg and Williamsburg, Virginia. For more information, visit www.bankofdelmarvahb.com and www.vapartnersbank.com.

For further information, please contact Lloyd B. Harrison, III, Chief Executive Officer, at 540-899-2234, John W. Breda, President and Chief Operating Officer, at 410-548-1100 x18112, J. Adam Sothen, Chief Financial Officer, at 540-322-5521, or Betsy Eicher, Chief Accounting Officer, at 410-548-1722 x18305.

Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include, without limitation, projections, predictions, expectations, or beliefs about future events or results that are not statements of historical fact. Statements in this press release which express “belief,” “intention,” “expectation,” “potential” and similar expressions, or which use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “may,” “will,” “intend,” “should,” “could,” or similar expressions, identify forward-looking statements. These forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management. These statements are inherently uncertain, and there can be no assurance that the underlying assumptions will prove to be accurate. Actual results could differ materially from those anticipated or implied by such statements. Forward-looking statements in this press release may include, without limitation, statements regarding the future use of the proceeds from the sale of the Notes, the qualification of the Notes as Tier 2 capital under bank regulatory guidelines and the Company’s intention to expand in the mid-Atlantic region. Factors that could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to, changes in: (1) interest rates, such as volatility in yields on U.S. Treasury bonds and increases or volatility in mortgage rates, (2) general business conditions, as well as conditions within the financial markets, (3) general economic conditions, in the United States generally and particularly in the markets in which the Company operates and which its loans are concentrated, including the effects of declines in real estate values, an increase in unemployment levels and slowdowns in economic growth, including as a result of the COVID-19 pandemic, (4) legislative or regulatory changes and requirements, including the impact of the CARES Act and other legislative and regulatory reactions to the COVID-19 pandemic, and the application of the Basel III capital standards to The Bank of Delmarva and Virginia Partners Bank, (5) the effect of the Economic Growth Regulatory Relief and Consumer Protection Act of 2018 (the “Act”) and changes in the effect of the Act due to issuance of interpretive regulatory guidance or enactment of corrective or supplemental legislation, (6) monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, and the effect of these policies on interest rates and business in our markets, (7) the value of securities held in the Company’s investment portfolios, (8) the quality or composition of the loan portfolios and the value of the collateral securing those loans, (9) the level of net charge-offs on loans and the adequacy of our allowance for credit losses, (10) demand for loan products, (11) deposit flows, (12) the strength of the Company’s counterparties and the economy in general, (13) competition from both banks and non-banks, (14) demand for financial services in the Company’s market area, (15) reliance on third parties for key services, (16) the commercial and residential real estate markets, (17) the Company’s strategic initiatives, (18) cyber threats, attacks or events, (19) expansion of The Bank of Delmarva’s and Virginia Partners Banks’ product offerings, (20) accounting principles, policies and guidelines, and elections by the Company thereunder, and (21) potential claims, damages, and fines related to litigation or government actions, including litigation or actions arising from the Company’s participation in and administration of programs related to the COVID-19 pandemic, including, among other things, the CARES Act. These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this press release.